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                                                                   EXHIBIT 23.02



               CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS



     We consent to the reference to our firm under the caption "Experts" and to the use of our report dated April 19, 2002, in Amendment No. 1 to the Registration Statement (Form S-1 No. 333-98033) and related Prospectus of VistaCare, Inc. for the registration of shares of its common stock.



                                                  /s/ ERNST & YOUNG LLP
                                          --------------------------------------

Phoenix, Arizona
October 9, 2002